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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-82510



                        SUPPLEMENT TO THE PROSPECTUS OF
                           MORGAN STANLEY DEAN WITTER
                           VARIABLE INVESTMENT SERIES
                              DATED AUGUST 5, 1999


     The sentences pertaining to the Pacific Growth Portfolio of the Fund in the section of the Prospectus entitled "Portfolio Management" are hereby replaced by the following:


   PACIFIC GROWTH PORTFOLIO -- Ashutosh Sinha, Vice President of the Sub-Advisor, has been a primary portfolio manager of the Portfolio since November 1998. John R. Alkire, a Managing Director of the Sub-Advisor and President of Morgan Stanley Investment Advisory, Japan, has been a primary portfolio manager of the Portfolio since May 1999. Prior to joining the Sub-Advisor in June 1995, Mr. Sinha was an analyst at SBI Funds Management Ltd. (1993-1995). Mr. Alkire has been a portfolio manager with the Sub-Advisor for over five years.



January 26, 2000